                              DATED 8TH APRIL 1991                 EXHIBIT 10.12

                        BRIDGE GATE REAL ESTATES LIMITED

                                     - AND -

                               BIOTAGE UK LIMITED

                                     - AND -

                        HARTFORD COURT MANAGEMENT LIMITED

                    ----------------------------------------

                                   Counterpart

                                    L E A S E

                                     - OF -

                             Unit 15 Hartford Court,
                             Foxholes Business Park
                          John Tate Road, Hertfordshire

                    ----------------------------------------

                               Ref:  MPFOX15.LSE
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      "the Ancillary Area"          means that part of the Estate and adjacent
                                    to the Demised Premises shown cross hatched green on the Plan

      "the Roadways"                means all that piece or parcel of land
                                    forming part of the Estate and hatched brown on the Plan

      "the Landscaped Areas"        means all those pieces or parcels of land
                                    forming part of the Estate and hatched green on the Plan

      "the Pathways"                means all that piece or parcel of land
                                    forming part of the Estate and coloured
                                    yellow on the Plan

      "the Parking Spaces"          means all those pieces or parcels of land
                                    forming part of the Estate set aside for the purposes of parking vehicles on the Estate

      "the Forecourt"               means the area of land forming part of the
                                    estate shown coloured blue on the Plan (and
                                    Forecourts shall mean all such similar areas from time to time located adjacent to other buildings on the Estate)

      "this Lease"                  means this Lease and includes any Schedule
                                    hereto any license granted pursuant to and any deed of variation of the provisions hereof and any deed or instrument made supplemental hereto

      "Quarter Days"                means the 25th March, 24th June, 29th
                                    September and 25th December in each year
                                    (and the term Quarter Day shall be construed accordingly)

      "Term" means the term hereby granted and shall include where appropriate any extension thereof whether by agreement of the Landlord and Tenant or by or pursuant to any statute for the time being in force

      "Termination of the Term"     means the determination of the Term whether
                                    by effluxion of time re-entry notice under the provisions hereof surrender by operation of law or otherwise or by any other means or cause whatsoever

      "the First Reserved Rent"     shall mean the rent first herein reserved
                                    and shall include any increase therein
                                    during the Term pursuant to the provisions of the Fifth Schedule to this Lease

      "Permitted Part"              shall mean the whole of any floor of the
                                    Demised Premises

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      "Party Structures"            means unless the context otherwise requires
                                    the walls, columns and other structural
                                    items dividing the Demised Premises from any adjoining building on the Estate not let to the Tenant excluding the internal plasterwork or other surfaces and coverings of the said pillars, walls and structural items which shall be within the Demised Premises

      "Common Parts"                means the parts of the Estate which have not
                                    been and are not intended to be transferred or demised by the Landlord and shall include without prejudice to the generality of the foregoing the Roadways, the Pathways, the Parking Spaces, the Forecourts and the Landscaped Areas

      "the Insured Risks"           means the risks from time to time and at the
                                    relevant time intended to be covered by the policy or policies of insurance effected by the Landlord pursuant to the covenant on the Landlord's part in that respect herein contained against loss or damage by fire storm tempest flood lightning, explosion, aircraft articles dropped therefrom, riot or civil commotion, malicious damage impact, earthquake, landslip, subsidence bursting and overflowing of water tanks, apparatus or pipes and such other risks as the Landlord shall reasonably consider it necessary to insure against together also with property owners and third party liability plant and machinery cover (including the cost of shoring demolition site clearance and consultant's fees) and in respect of the employment of people on the Estate and loss of the rent and the Service Charge payable hereunder from time to time for such period
                                    (being not less than three years) as is
                                    reasonably required by the Landlord from time to time having regard to the likely period required for reinstatement in the event of partial and total destruction and in an amount which would take into account the Landlords reasonable estimate of potential increases of rent in accordance with the rent review provisions herein contained

      "Prescribed Rate"             means four per centum (4%) per annum above
                                    Barclays Bank Plc Base Rate (or such other rate or rates which may replace the same and by reference to which all or a majority of English clearing banks determine their own rates of interest) in force at the date of the commencement of the period in respect of which any payment of interest accrues due under this Lease

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      "Service Expenditure"         shall mean the total cost to the Landlord or
                                    the Service Company (as appropriate) of
                                    providing the Services calculated and
                                    payable in accordance with the provisions of the Seventh Schedule of this Lease

      "the Service Charge"          shall bear the meaning ascribed to it
                                    respectively by and shall be construed in accordance with the Seventh Schedule to this Lease

      "the Services"                the services to be carried out by the
                                    Landlord or the Service Company as listed in sub-paragraphs (a) - (f) inclusive of paragraph 2 of the Fourth Schedule hereto

      "Relevant Area"               in relation to any part of the Estate means
                                    the total area of the building erected on that part in square feet (rounded up to the nearest one hundred square foot) measured in accordance with the Code of Measuring
                                    Practice adopted or approved by the Royal
                                    Institution of Chartered Surveyor's at the material time or times

      "Financial Year"              means in relation to Service Expenditure the
                                    period from the first day of January in each year to the thirty-first day of December in the same year or such other annual period as the Landlord may in its discretion from time to time determine as being that for which the accounts of the Landlord shall be made up

      "Relevant Financial Year"     in relation to the determination of the
                                    Service Expenditure means the Financial Year for which the amount of the Service
                                    Expenditure is being determined

      "Accountant"                  means an accountant appointed by the
                                    Landlord who shall be a member of a body of accountants established in the United
                                    Kingdom and for the time being recognized by the Secretary of State for the purpose of the Companies Act 1985

      "Certificate"                 means a written statement of the Service
                                    Expenditure and the Service Charge certified by the Accountant

      "the Planning Acts"           shall mean the Town and Country Planning
                                    Acts 1962 to 1990 and the Town and Country
                                    Amenities Act 1974

      "Service Media"               ventilators, sewers, drains, pipes, wires,
                                    cables, gutters, conduits and other
                                    conducting media in on or over the Estate or some part thereof

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(2)         (i)   words importing the masculine gender only shall include the feminine gender and vice versa;

            (ii) words importing the singular number shall include the plural number and vice versa and where there are two or more persons included in the expression "the Tenant" covenants contained in this Lease which are expressed to be made by the Tenant shall be deemed to be made by such persons jointly and severally;

            (iii) words importing persons shall include firms, companies and corporations and vice versa;

            (iv) any reference to an Act of Parliament shall include any modification, extension or re-enactment thereof for the time being in force and shall include all instruments, orders, plans, regulations, permissions and directions for the time being made issued or given thereunder or deriving validity therefrom

            (v) the Clause headings herein and the Schedule headings are for reference only and shall not be deemed to form part of this Lease nor shall they affect the construction thereof

            (vi) any certificate to be given by the Landlord's Accountants under the provisions of this Lease shall in respect of matters of fact (unless otherwise specified in any particular Clause) and save in the case of manifest error be final and binding on the parties hereto

            (vii) any covenant by the Tenant not to do or omit to be done an act or thing shall be construed as if it were a covenant not to do or permit or suffer such act or thing.

1. THE Landlord HEREBY DEMISES unto the Tenant ALL THAT the Demised Premises TOGETHER with the rights specified in Part II of the First Schedule hereto EXCEPT AND RESERVING unto the Landlord (and any person authorized or approved by the Landlord) the interests, rights and easements more particularly specified in
Part III of the First Schedule hereto TO HOLD the Demised Premises unto the Tenant for a term of 25 years from the 8th day of April One thousand nine hundred and ninety one Together with the benefit of the rights (so far as the Landlord is able to grant same) contained in the First Schedule of a transfer of the Estate dated 24th March 1988 made between Foxholes Business Limited (1) S.T. Martin (London) Limited (2) Tarmac Properties Limited (3) and Bride Hall Developments Limited (4) and Subject to all rights, easements, quasi-easements and privileges belonging to or enjoyed by any adjoining or neighboring property YIELDING AND PAYING THEREFOR unto the Landlord during the said term FIRST the yearly rent of FIFTY SIX THOUSAND TWO HUNDRED AND FIFTY TWO POUNDS ((pound)56,252,00) (or such increased rent as may hereafter become payable under the provisions for rent revision hereinafter contained in the Fifth Schedule hereto) by equal quarterly payments in advance (by bankers order if so required by the Landlord) on the Quarter Days in every year

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and in each case without any deduction of which the first payment shall be made
on the date hereof in respect of the period from the   day of   One thousand
nine hundred and ninety to the   day of   One thousand nine hundred and ninety
AND SECONDLY by way of additional rent.

(1) on written demand by the Landlord a yearly sum equal to the due and proper proportion attributable to the Demised Premises (as certified by the Landlord) of the expenditure by the Landlord in effecting insurance in respect of the Insured Risks

(2) the amount or amounts payable by the Tenant from time to time under this Lease in respect of the Service Charge (calculated in accordance with the Seventh Schedule to this Lease) such additional rent to be payable at the times and in the manner specified in the Seventh Schedule and

(3) where services are provided by the Landlord to the Tenant on the request of the Tenant in addition to or substitution for the Services on written demand the whole of the cost to the Landlord as certified by the Landlord acting reasonably of providing such service

3. THE Tenant HEREBY COVENANTS with the Landlord and as a separate covenant with the Service Company in manner set out in the Second Schedule and paragraph 1 of the Seventh Schedule hereto.

4. THE Landlord HEREBY COVENANTS with the Tenant in manner set out in the Third Schedule hereto.

5. THE Service Company HEREBY COVENANTS with the Tenant and as a separate covenant with the Landlord in manner set out in the Fourth Schedule hereto.

6. IT IS HEREBY AGREED AND DECLARED that the First Reserved Rent shall be reviewed and (if appropriate) increased at the times and in manner set out in the Fifth Schedule hereto.

7. PROVIDED ALWAYS AND AS HEREBY EXPRESSLY AGREED AND DECLARED in manner set out in the Sixth Schedule hereto.

IN WITNESS whereof, the Landlord and Tenant and the Service Company have executed this Lease as a Deed and have caused their respective common seals to be hereunto affixed to day and year first above written.

                   THE FIRST SCHEDULE hereinbefore referred to
                                     PART I
                       Description of the Demised Premises

ALL THOSE land and premises comprising Unit 15 and forming part of the Estate such land and premises being more particularly delineated on the Plan and thereon edged red

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                                     PART II
                Rights granted pursuant to Clause 2 of this Lease with and for the benefit of the Demised Premises

The following rights in common with the Landlord and all others now or hereafter entitled to the like rights:

(1) A right of way with or without vehicles in common with the Landlord and all other persons who have or may hereafter be granted a like right at all times and for all purposes connected with the Demised Premises (but not for any other purpose) over and along the Roadways and the exclusive right to use the Forecourt for such purposes.

(2) The right (so far as the same are not mains facilities in the ownership of the appropriate statutory undertakers) in common with the Landlord and all other persons who may have or may hereafter be granted a like right to the free and uninterrupted passage and running of air water soil gas electricity and telephone signals or impulses through the Service Media serving or capable of serving or being enjoyed by the Demised Premises and the right to enter upon the Estate for the purposes of making connections with the said Service Media and inspecting maintaining or repairing and renewing the Service Media and the said connections thereto causing as little damage as possible and making good all damage thereby occasioned to the reasonable satisfaction of the surveyor for the time being of the Landlord or (if required) to the satisfaction of the relevant Highway Authority.

(3) A right-of-way on foot only in case of fire or other emergency over the Pathways shown hatched blue on the Plan and an exclusive right of way on foot only other the Pathways shown hatched brown on the Plan

(4) The exclusive right to use the Parking Spaces shown coloured orange on the Plan and to erect discreet notices in the name of the tenant thereon PROVIDED however that the Landlord shall be entitled to vary the location of the said spaces for the purposes of good estate management PROVIDED FURTHER that the Tenant is always to have an entitlement to not less than sixteen Parking Spaces at all times and that such spaces shall in any event be located on the Estate.

(5) The right to erect a sign on the Landlord's Estate Signboard at the entrance to the Estate in accordance with the provisions of paragraph (13) of the Second Schedule hereto

(6) The right with servants workmen and others at all reasonable times or at any time in case of emergency to enter and remain upon the Estate and any buildings erected thereon or any part thereof for the purpose of repairing maintaining inspecting renewing or rebuilding the Demised Premises or any Party Structures making good all damage thereby effected as soon as reasonably practicable.

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(7)   The right of support and shelter from any adjoining buildings or other structures on the Estate.

(8) The exclusive right to enter and remain upon the Ancillary Area together with servants employees licensees and invitees of the Tenant on foot only for recreational and leisure purposes ancillary to the use of the Demised Premises.

(9) The right at any time during the term to erect a brick built building or other similar structure upon the Ancillary Area for storage use in connection with the business of the tenant PROVIDED THAT:

      (a) Prior to exercising such right the Tenant shall obtain all necessary consents and approvals from any local statutory or other authorities

      (b) Prior to exercising such right the Tenant shall supply a specification and drawings of the said structure such specifications and drawings to be to the reasonable satisfaction of the Landlord.

      (c) On the Termination of the Term the Tenant shall remove the said structure and shall reinstate the Ancillary Area in all respects to its former condition.

                                    PART III
                    Rights excepted and reserved pursuant to
                             Clause 2 of this Lease

There are excepted and reserved out of this Lease to the Landlord and its successors in title and to the Service Company or to other Tenants to the remaining parts of the Estate (save as hereinafter provided) for the benefit of the Estate

(1) The right to erect or to consent to any person erecting any new building on the Estate and the right to alter or to consent to any person altering any buildings which may now or may hereafter be built on the Estate notwithstanding that such erection or alteration may diminish the access of light or air enjoyed by the Demised Premises with liberty to deal with any land adjoining opposite or near to the Demised Premises or the Estate as may be thought fit but without prejudice to the easements granted to the Tenant by this Lease or the Landlord's covenants set out in the Third Schedule hereto.


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
            contribute or defray (or otherwise howsoever) any such sums relating to the income or chargeable gains of any third party or the Landlord in relation to the Demised Premises or any other premises or otherwise howsoever or any disposition or dealing with the same.

      (b) To repay to the Landlord in the absence of direct assessment on the Tenant the proportion properly attributable to the Demised Premises of such of the aforesaid rates taxes duties charges assessments impositions and outgoings as may be payable in respect of occupation of any property of which the Demised Premises form a part insofar as the same is not included in the calculation of the Service Charge (such proportion to be determined by the Landlord's Surveyor acting reasonably).

      (c) To pay the cost of any connection charges in respect of the supply of gas water and electricity and for the supply of any meters.

(3) To keep in good and substantial repair and condition the Demised Premises damage (over and above any excess on such policy from time to time) caused by any of the Insured Risks excepted unless any policy of insurance has been vitiated or payment of any of the policy monies withheld or refused due to any act neglect or default of the Tenant or any sub-tenant or their respective servants agents lessees or invitees) and keep clean the Demised Premises and appurtenances thereof including but without prejudice to the generality of the foregoing the doors windows Party Structures and walls of the Demised Premises and all glass fixtures fittings fastenings wires gutters sewers drains and other pipes sanitary and water heating and electrical apparatus and all heating equipment and apparatus (if any) therein and exclusively serving the Demised Premises and the painting papering and decoration thereof and the Landlord's fixtures and fittings therein with all necessary reparations and cleansing works and amendments whatsoever including save as hereinafter provided the making good of all defects howsoever and wherever arising in or on or under the Demised Premises (PROVIDED ALWAYS THAT the making good of all defects directly or indirectly attributable to the defective or faulty design or construction of the Demised Premises or the use of inadequate defective or faulty materials or building practices in connection therewith howsoever and whenever arising in on or under the Demised Premises shall not fall within this or any other covenant on the part of the Tenant herein contained) and to replace from time to time all Landlord's fixtures fittings and appurtenances in the Demised Premises which may be or become beyond repair at any time during or at the Termination of the term and without prejudice to the generality of the foregoing covenants to clean all windows (both inside and outside) including the frames thereof as often as reasonably necessary.

(4) Without prejudice to the generality of the foregoing covenant:

      (a) as and whenever necessary and in any event in every fifth year of the term and also in the twelve months prior to the Termination of the Term to have prepared and painted or otherwise decorated or treated (as the case may be) all surfaces and other portions of the fabric and finishes inside the Demised

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            Premises usually painted or decorated with two coats at least of good quality paint or good quality polish or other suitable material of good quality in a proper and workmanlike manner and so often as may be necessary to have professionally treated in accordance with an approved manner (for preserving and protecting the same) all other parts of the interior of the Demised Premises requiring such treatment for preservation and protection All such painting decoration or other treatments to be carried out by the Tenant to the reasonable satisfaction of the Landlord and in the twelve months prior to the Termination of the Term in materials of a type standard and quality approved by the Landlord such approval not to be unreasonably withheld or delayed.

      (b) as and whenever necessary and in any event in every fifth year of the Term and also in the twelve months prior to the Termination of the term to have prepared and painted or otherwise decorated or treated (as the case may be) all surfaces and other portions of the fabric and finishes of the exterior of the Demised Premises usually painted or decorated with two coats at least of good quality paint or good quality polisher other suitable material of good quality in a good and workmanlike manner and so often as may be necessary to have professionally treated in accordance with the approved manner (for preserving and protecting the same) the exterior of the Demised Premises requiring such treatment for preservation and protection all such painting and decoration or other treatments to be carried out by the Tenant to the reasonable satisfaction of the Landlord (and in the twelve months prior to the Termination Date in materials of a type standard and quality approved by the Landlord) such approval not to be unreasonably withheld or delayed.

      (c) to carry out all such painting decoration or the treatment as aforesaid during the twelve months prior to the Termination of the Term in colors and tints as the Landlord may reasonably require

      (d) to replace all glass in the Demised Premises (including roof lights (if any) as and when the same is broken or damaged with glass of the same color tint and specification and in conformity to the glass fitted in the remainder of the Demised Premises.

(5) At the Termination of the Term to yield up to the Landlord the Demised Premises decorated repaired cleaned and kept in accordance with the Tenant's covenants in this Lease contained together with all additions and improvements thereto and all fixtures (other than tenant's or trade fixtures) in or upon the Demised Premises or which during the said Term may be fitted or fastened to or upon the Demised Premises and in accordance also with the covenants and conditions contained or imposed in or by virtue of any license granted by the Landlord hereunder and prior to the Termination of the Term:

      (a) in case any of the Landlord's fixtures and fittings shall be missing broken damaged or destroyed without delay to replace them with others of a similar character

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      (b)   in the event of any alterations having been made to the Demised
            Premises by the Tenant during the Term to reinstate the Demised Premises (if the Landlord shall so require but not otherwise) to the condition in which the same were prior to the making of such alterations and in any event to remove any molding, sign writing, or painting of the name or business of the Tenant and other persons from the Demised Premises and

      (c) make good any damage caused to the Demised Premises by such removal or the removal of the Tenant's fixtures fittings furniture and effects PROVIDED THAT in this paragraph damage (over and above any excess on such policy from time to time) by any of the Insured Risks is excepted unless any policy of insurance has been vitiated or payment of any of the policy monies withheld or refused due to any act neglect or default of the Tenant or any sub-tenant or their respective servants agents licensees or invitees.

(6) To permit the Landlord or its agents at any reasonable time in the day time and by prior appointment (except in case of emergency) to enter into and upon the Demised Premises

      (a) to examine the same to ensure that nothing has been done therein or omitted which constitutes or may in the opinion of the Landlord tend to constitute a breach or non-performance of any of the covenants contained in this Lease

      (b) to take schedules or inventories of the fixtures and things to be yielded up at the Termination of the Term

      (c) to exercise any rights excepted and reserved to the Landlord by this Lease.

(7) As soon as reasonably practicable (and in the case of emergency without delay) to remedy repair and make good all breaches and defects of which notice shall e given by the Landlord to the Tenant and which the Tenant shall be liable to remedy repair or make good under the covenants contained in these Presents.

PROVIDED that if the Tenant fails to remedy repair and make good all breaches and defects within three months of the notice by the Landlord or such other time as may be reasonable the Landlord may (but shall not be obliged to) enter the Demised Premises and at the expense of the Tenant fulfill the Tenant's obligations under sub-paragraphs (3) (4) and (5) of this Second Schedule and the Tenant will pay the reasonable costs and expenses properly incurred by the Landlord to the Landlord on demand

(8)   (a)   Not to do or bring in or upon the Demised Premises anything which may throw on the Demised Premises any weight or strain in excess of that which such premises are calculated to bear with due margin for safety and in particular nor to overload the floors nor suspend any excessive weight from the ceilings or walls stanchions or the structure of the Demised Premises

      (b) Not to overload the electrical installation or any other service in or to the Demised Premises

(9)   (a)   At all times during the Term to comply with all requirements and recommendations from time to time of the appropriate authority in relation to fire precautions affecting the Demised Premises

      (b) If reasonably required by the Landlord for the purposes of safety or to comply with the requirements of the insurers of the Estate to pay to the Landlord within 14 days of written demand the cost of providing and installing such fire escape prevention and extinguishment equipment and devices for use in the Demised Premises or at the Landlord's option to install the same at the Landlord's direction and at the Tenant's expense.

      (c) Not to bring into the Demised Premises or to any part of the Estate any article or substance nor to carry on or suffer upon the Demised Premises any activity in any manner nor to do or omit any act matter or thing whatsoever the carrying on bringing doing or omission of any of which would make void or voidable any policy of insurance issued subject to usual conditions in respect of the Demised Premises or in respect of the Landlord's fixtures and fittings therein or in respect of any other part of the Estate or any adjoining or contiguous property belonging to the Landlord or would cause the premiums payable in respect of any insurance effected in relation to the Demised Premises or the Estate or any part thereof or any adjoining or contiguous premises to be increased beyond the then existing rate.

      (d) Without prejudice to the rights of the Landlord in respect of any breach of the foregoing sub-clause the Tenant shall reimburse the Landlord for any increased premium or premiums payable by the Landlord in respect of the Demised Premises the Estate or any part thereof or any adjoining or contiguous premises as a result of a breach of the covenant contained in the foregoing sub-clause.

      (e) In the event of the Demised Premises or any part thereof being damaged or destroyed by any of the Insured Risks to give immediate notice to the Landlord as soon as the same shall come to the attention of the Tenant stating (if possible) whether and to what extent such destruction or damage was brought about directly or indirectly by any of the Insured Risks.

      (f) In the event of the Demised Premises or any part thereof or any other part of the Estate being damaged or destroyed by any of the Insured Risks and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part or any act or default of the Tenant or the Tenant's servants agents or licensees then and in every such case the Tenant will forthwith pay to the Landlord the whole or (as the case may require) a fair proportion of the amount irrecoverable.

(10)  (a)   Not to use or permit the use of the hand and washing up basins lavatories water closets and incinerators included in the Demised
            Premises for any purpose which may cause a stoppage in the waste water pipes soil pipes incinerators and incinerator flues

      (b) Not to allow to pass into the sewers drains or watercourses serving the Demised Premises any noxious or deleterious effluent or other substance whatsoever which may injure the said sewers drains or watercourse and in the event of any such obstruction or injury forthwith upon become aware of the same to notify the Landlord thereof.

      (c) Not to allow to accumulate any trade empties or any rubbish upon external parts of the Demised Premises and not to hand or expose or allow to be hung or exposed from the windows of the Demised Premises any thing for any purpose.

(11)  (a)   Not at any time during the Term without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed to instal or make any alteration or addition to the Service Media
            (whether demised or otherwise) or any Landlord's fixtures and fittings (including the heating and sprinkler systems) (if any) or interfere with the same.

      (b) Not to erect any television or radio aerials satellite dishes or other transmitting or receiving equipment on the exterior of any part of the Demised Premises or on any part of the Estate without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed.

      (c) Not to do or permit or suffer to be done on the Demised Premises any waste spoil of destruction.

      (d) Not to make or permit any alteration or additions whatsoever in the Demised Premises or any part thereof either internally or externally PROVIDED THAT non structural alterations or additions to the internal layout or design of the Demised Premises may be carried out without the Landlord's consent.

(12)  (a)   Not to use the demised Premises otherwise than for a trade or business falling within Class B1 of the Town and Country Planning
            (Use Classes) Order 1987 PROVIDED ALWAYS that up to fifty per cent of the Relevant Area of the Demised Premises may be used for purposes falling within Class B8 of the Town and Country Planning
            (Use Classes) Order 1987.

      (b) Not to use the demised Premises for any purpose connected with the breakage or repair of motor vehicles.

      (c) Not to erect or set up in or upon any part of the Demised Premises any engine or machinery which involves undue noise or vibration emanating from the Demised Premises without the previous consent of the Landlord such consent not to be unreasonably withheld or delayed provided that consent may be reasonably withheld in the interest of good estate management.

      (d) Not at any time to use the Demised Premises or any part thereof for any public meeting entertainment exhibition or show or spectacle of any kind or for any dangerous noisy noxious or offensive trade business manufacture or occupation whatsoever or for residential purposes or for any illegal or immoral act or purpose or as a club nor to play or use thereon any musical instrument gramophone wireless loud speaker or similar apparatus so as to be audible outside the Demised Premises nor to hold any auction on the demised Premises nor to use the Demised Premises as a sleeping place for any person and not to keep any animal of any kind therein and not to use the Demised Premises or any part thereof for the purpose of any betting transactions within the meaning of the Betting Gaming and Lotteries Act 1963 or for gaming within the meaning of the Gaming Act 1968 and not to make any application for a Betting Office License or a License or Registration under the Gaming Act 1968 in respect of the Demised Premises or any part thereof and not to use the Demised Premises for any purpose involving the sale manufacture repair cleaning or processing of any car or other motor vehicle.

(13) That no figure letter pole flag signboard advertisement inscription bill placard or sign whatsoever shall be attached to or exhibited on the Demised Premises or the windows thereof so as to be seen from the exterior without the previous consent in writing of the Landlord which shall not be unreasonably withheld or delayed in respect of a sign on the door and frontage of the Demised Premises and on the Landlord's Estate signboard stating the name of the Tenant and its business or profession (such sign to be removed and any damage caused thereby to be made good by the Tenant at the Termination of the Term).

(14)  (a)   Not to assign sublet or part with or share the possession or occupation of the whole or any part of the Demised Premises nor permit any of the foregoing PROVIDED HOWEVER that with the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed the Tenant may assign or sublet the whole or the Demised Premises or underlet a Permitted Part subject to the Tenant obtaining if the Landlord shall so reasonably require an acceptable guarantor for any company other than a public company quoted on a recognized stock exchange in the United Kingdom (or any other assignee if the Landlord shall in such case so reasonably require) and a direct covenant by an assignee with the Landlord to observe and perform the covenants and conditions of this Lease.

      (b)   (i)   Not to underlet the whole of the Demised Premises at a
                  fine or a premium nor at a rent less than the open market rack rent of the Demised Premises at the time of such underlease
                  (or the due proportion thereof in the case of an underletting of a Permitted Part)

            (ii) Upon the Landlord consenting to an underletting of the whole or a Permitted Part of the Demised Premises to procure that the underlease shall contain:

                  (A) an unqualified covenant on the part of the underlessee with the Landlord that the underlessee will not assign or charge any part or parts of the Demised Premises or the Permitted Part as the case may be (as distinct from the whole) and will not underlet or (save by way of an assignment of the whole) part with or share possession of or permit any person or company to occupy the whole or any part of the premises thereby demised

                  (B) a covenant on the part of the underlessee with the Landlord that the underlessee will not assign the whole of the Demised Premises or the Permitted Part as the case may be without the previous consent in writing of the Landlord such consent not to be unreasonably withheld or delayed

                  (C) provision for review of the rent reserved by the underlease corresponding as to terms with the provisions set out and at intervals no less frequent than those provided for in the Fifth Schedule hereto

                  (D) a condition for a re-entry on breach of any covenant on the part of the underlessee

                  (E) in the case of an underletting of a Permitted Part only an agreement between the Tenant and the Undertenant excluding in the provisions of S.24-28 inclusive of the Landlord and Tenant Act 1954 duly authorized by an appropriate order of the Court

                  (F) a covenant on the part of the underlessee to observe and perform the covenants on the part of the Tenant contained in this Lease other than as to the payment of rent (to the extent that the same may be appropriate in the case of an underletting of a Permitted Part)

            (iii) To procure in any underletting of the Demised Premises that the rent under such underletting is reviewed in accordance with the terms of such review

      (c) Upon every application for consent required by this sub-clause to disclose to the Landlord such information as to the terms of the proposed assignment or sub-letting as the Landlord shall reasonably require

      (d) Notwithstanding anything in this sub-paragraph (14) contained the Tenant (if a limited liability company incorporated under the Companies Acts for the time being in force) shall be entitled to share possession or occupation of the Demised Premises or any part thereof with any other member or members of the group (as defined in Section 42 of the Landlord and Tenant Act 1954) of companies of which the Tenant is itself a member Provided That a relationship of Landlord and Tenant is not created between the Tenant and any such member

      (e) Within one months after the execution of any assignment (or any charge or underlease or the assignment of an underlease or the grant of any sub-underlease out of an underlease notwithstanding the foregoing prohibition) or any transmission by reason of a death or otherwise affecting the Demised Premises to product to and leave with the Solicitors for the time being of the Landlord a certified copy of the deed instrument or other document evidencing or affecting such transmission and on each occasion to pay to the Landlord's Solicitors' reasonable registration fee plus Value Added Tax thereon.

(15)  In relation to the Planning Acts

      (a) At all times during the said term to comply in all respects with the provisions and requirements of the Planning Acts and all licenses consents permissions and conditions (if any) granted or to be granted or imposed thereunder or under any enactment repealed thereby so far as the same respectively relate to or affect the Demised Premises or any part thereof or any operations works acts or things already or hereafter to be carried out executed done or omitted thereon or the use thereof for any purpose

      (b) So often as occasion shall require at the expense in all respects of the Tenant to obtain all such licenses consents and permissions as may be required for the carrying out by the Tenant or any operations on the Demised Premises or the institution or continuance by the Tenant therein of any use thereof which may constitute development within the meaning of the Planning Acts

      (c) To pay and satisfy any charge that may hereafter be imposed under the Planning Acts in respect of the carrying out or maintenance by the Tenant of any such operations or the institution or continuance by the Tenant or any such use as aforesaid

      (d) Not to make any planning application to the Local Planning Authority in respect of the Demised Premises or any part thereof without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed

      (e) Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Demised Premises or any change of use thereof (being an alteration or addition or change of use which is prohibited by or for which the consent of the Landlord is required to be obtained under this Lease and for which a planning permission needs to be obtained) before all necessary planning permissions therefor have been produced to the Landlord and acknowledged by it in writing as satisfactory (such acknowledgment not to be unreasonably withheld or delayed) to it but so that the Landlord may refuse so to express its satisfaction with any such planning permission on the ground that the period thereof or anything contained therein or omitted therefrom in the reasonable opinion of the Landlord or its Surveyor would be or be likely to be prejudicial to its interest in the Demised Premises or the Estate whether during the Term or following the Termination of the Term

      (f) Unless the Landlord shall otherwise direct to carry out before the Termination of the Term any works stipulated to be carried out to the Demised Premises by a date subsequent to the Termination of the Term as a condition of any planning permission which may have been granted to and implemented by the Tenant during the Term

      (g) If and when called upon so to do to produce to the Landlord or the Landlord's Surveyor all such plans documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this covenant have been complied within all material respects

      (h) Nothing herein shall render the Landlord or Tenant liable in respect of any of the covenants conditions and provisions contained in the preceding sub-paragraphs of this paragraph if and so far only as the performance or observance of such covenants conditions and provisions or any one or more of them shall hereafter become a contravention of or otherwise impossible or illegal under or by virtue of the Planning Acts but subject as aforesaid the Term and the rents payable to the Landlord in respect thereof shall not determine by reason only of any changes modifications or restrictions of user of the Demised Premises or obligations or requirements (if any) hereafter to be made or imposed under or by virtue of the Planning Acts

(16) To the satisfaction of the Landlord and within the time limited by law or by any notice requiring the same to be done or if there is no such time limit within a reasonable time to do and execute all such works and comply with all such requirements as under or by virtue of any Act of Parliament already or hereafter to be passed and ever order regulation and by-law made under or in pursuance thereof or by any local or other authority have been or shall be directed to be done, executed or complied with in respect of the Demised Premises or the user thereof or the person or persons or any fixture machinery plant or chattel for the time being therein whether by the owner or occupier thereof and to indemnify the Landlord at all times against all costs charges and expenses of or incidental to the execution of any works or the provisions and maintenance of any arrangements so directed or required as aforesaid and not at any time during the Term to do or omit in or about the Demised Premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any damages compensation costs charges or expenses

(17) Within seven days of the receipt of notice of the same to give full particulars to the Landlord of any permission notice order or proposal for a notice or order relevant to the use or condition of or otherwise concerning the Demised Premises made given or issued to the Tenant by any Government Department Local or Public Authority under or by virtue of any statutory powers and if so reasonably required by the Landlord to produce such permission notice order or proposal for a notice or order to the Landlord AND ALSO as soon as reasonably practicable to take all reasonable or necessary steps to comply with any such notice or order AND ALSO at the request of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any such notice order or proposal as aforesaid as the Landlord shall deem expedient

(18) Not to stop up or obstruct any windows or light belonging to the Demised Premises nor permit any new window light opening doorway path drain or encroachment or easement to be made into, against or upon the Demised Premises and to give immediate notice to the Landlord of any such window, light, opening, doorway, path, drain or encroachment or easement which shall be made or attempted and shall come to the notice of the Tenant and at the request and cost of the Landlord adopt such means as may be reasonably required for preventing any such encroachment of the acquisition of any such easement

(19) To pay or procure the payment to the Landlord of the due and proper portion (if any) of any compensation paid to the Tenant or payable consequent upon any notice served on or application refused by any governmental or local authority in respect of the Demised Premises or the user thereof

(20) Without prejudice to the Tenant's liability hereunder to notify the Landlord forthwith upon becoming aware of any defect in the repair or condition of the Demised Premise (whether or not the liability of the Tenant hereunder) or in the Estate of which the Tenant is aware and which is or may affect the repair and condition of the Demised Premises

(21) To pay and make good to the Landlord all damages, demands, losses, costs, claims and expenses (including professional fees properly incurred by the Landlord) in connection with all and every loss and damage whatsoever incurred or sustained by the Landlord as a consequence of every breach, non-performance or non-observance of the covenants by the Tenant herein contained or implied and the conditions herein contained and on the part of the Tenant to be complied with and to indemnify the Landlord from and against all actions, claims, liabilities, costs and expenses thereby arising PROVIDED that such indemnity shall be deemed (a) to extend to and cover all reasonable costs and expenses properly incurred by the Landlord in connection with any steps which the Landlord may take to remedy any breach of covenant by the Tenant herein contained or failure of the Tenant to observe and perform any covenant, condition or obligation on the part of the Tenant herein contained or implied and (b) to be without prejudice to any rights or remedies of the landlord hereunder in respect of any and every such breach, non-performance or non-observance

(22) To permit the Landlord if he so desires to affix and retain without interference upon any suitable parts of the Demised Premises in a conspicuous place (but not so as to interfere materially with the access of light and air to the Demised Premises) during the last six months of the Term notices for reletting the same and during such period to permit all persons with written authority from the Landlord or the Landlord's agents at reasonable times of the day on prior appointment to view the Demised Premises

(23)  To pay on demand:-

      (a) All reasonable legal costs and surveyors' fees properly incurred by the Landlord attendant upon or incidental to every application made by the Tenant for a consent or license herein required or made necessary whether the same be granted or refused on reasonable grounds or proffered subject to any lawful qualification or condition or whether the application be withdrawn

      (b) All reasonable expenses including solicitors' costs and surveyors' fees properly incurred by the Landlord incidental to the preparation and service of a notice under Section 146 of the Law of Property Act 1925 or incurred in or in contemplation of proceedings under Section 146 and 147 of that Act or incurred in consequence of any breach of the Tenants obligations hereunder notwithstanding that in any such case forfeiture is avoided otherwise than by relief granted by the Court

      (c) All reasonable expenses including solicitors' costs and surveyors' fees properly incurred by the Landlord of and incidental to the service of all notices and Scheduled relating to wants of repair to the Demised Premises and whether served during or after the Termination of the Term (but relating in all cases to such wants of repair that accrued not later than the Termination of the Term)

      (d) To the Landlord or (as the case may be) to its Solicitors Surveyors or other agents or other persons to whom any payment is due under the covenants, agreements and provisions herein contained or implied which is a payment whereon Valued Added Tax is chargeable the amount of Value Added Tax in respect of the payment at the rate applicable to that payment but only on an indemnity basis and to the extent that the Landlord or its agent is unable to deduct or recover the same in its Value Added Tax accounting

(24) To observe and perform the covenants and stipulations referred to in the Property and charges Registers of the Landlord's title at the date of this Lease save those entries relating to moneys lent (if and so far as the same are subsisting and capable of being enforced and relate to the Demised Premises) and to indemnify the Landlord against all actions proceedings, costs, claims and demands in respect thereof

(25) To observe and keep the Regulations set out in the Eighth Schedule hereto with such reasonable alterations and additions thereto as may from time to time be made by the

      Landlord for the purposes of good estate management and for the mutual benefit of the tenants and occupiers of the Estate

(26) Upon any lawful assignment of this Lease to transfer all shares held by the Tenant in the Service Company to the assignee

                      THE THIRD SCHEDULE above referred to
                    Covenants by the Landlord given pursuant
                        to and incorporated in this Lease
                            by Clause 4 of this Lease

(1) Upon the completion of the sale or the grant of a Lease as the case may be of the last of the Units comprised within the Estate to transfer to the Service Company, the Common Parts unencumbered in consideration of One Pound ((pound)1) and to retain ownership of the Common Parts until such Transfer

(2) So long as the Landlord has not transferred the Common Parts to the Service Company to keep the same in good repair and condition and to maintain the Service Media other than that which is publicly maintained or demised to any tenant or occupier on the Estate and to keep in good repair and neat and tidy condition the Landscaped Areas and to carry out the Services PROVIDED ALWAYS THAT the liability of the Landlord under the covenant contained in this Sub-clause shall altogether cease after the Common Parts have been transferred to the Service Company without prejudice to any claim on the part of the Tenant arising from any antecedent breach by the Landlord of its obligations under this sub-clause

(3) The Tenant paying rents and performing and observing the several covenants and stipulations on the part of the Tenant herein contained shall and may peaceably and quietly hold and enjoy the Demised Premises during the Term without any lawful interruption or disturbance from or by the Landlord or any person lawfully or equitably claiming under or in trust for him or by title paramount

(4) In the case of damage or destruction of the Demised Premises or any part thereof by the occurrence of any of the Insured Risks then unless such insurance has been vitiated or made void or voidable or forfeited by reason of any act, default or omission of the Tenant or its servants, agents, licensees or invitees the Landlord shall subject to the requirements of all competent authorities completely rebuild or reinstate the same as soon as reasonably practical Provided that the Landlord shall be excused from rebuilding or reinstating the Demised Premises if the competent authorities decline to give or grant the necessary permission or permit or authority therefor (PROVIDED ALWAYS that the Landlord shall use its best endeavors to expeditiously obtain all necessary permissions, permits and authorities) within two years of the date of the damage or destruction and Provided Further that if at the expiration of such period of two years such permission, permit or authority has not been given as aforesaid the Landlord or the Tenant may at any time thereafter and before such permission permit or authority is given by notice in writing to the other forthwith determine this Lease which shall thereupon cease and determine but without prejudice to any right or remedy of the Landlord or the Tenant against the other in respect of any antecedent breach and all insurance monies shall belong to and be paid to the Landlord absolutely

(5) To insure in the name of the Landlord the Demised Premises in a sum equal to the full replacement cost thereof against the occurrence of any of the Insured Risks to the extent that such cover is for the time being available for buildings of the type of the Demised Premises and to pay and discharge all premiums due and payable thereon and in the event of damage or destruction to the Demised Premises or any part thereof due to the Insured Risks (or any of them) to make up any shortfall in the insurance monies received as may be necessary to comply with its obligations in paragraph 4 above from its own resources

(6) To procure that all other Leases of Units on the Estate are in substantially the same form as this lease and to enforce and procure the remedying of any breaches of covenant thereof at the request of the Tenant at the sole cost and expense of the Tenant

(7) To pay and make good to the Tenant all damages, demands, losses, costs, claims and expenses (including professional fees properly incurred by the Tenant) in connection with all and every loss and damage whatsoever incurred or sustained by the Tenant as a consequence of every breach, non-performance or non-observance of the covenants by the Landlord herein contained or implied and the conditions herein contained and on the part of the Landlord to be complied with and to indemnify the Tenant from and against all actions, claims, liabilities, costs and expenses thereby arising PROVIDED that such indemnity shall be deemed (a) to extend to and cover all reasonable costs and expenses properly incurred by the Tenant in connection with any steps which the Tenant may take to remedy any breach of covenant by the Landlord herein contained or failure of the Landlord to observe and perform any covenant condition or obligation on the part of the Landlord herein contained or implied and (b) to be without prejudice to any rights or remedies of the Tenant hereunder in respect of any and every such breach, non-performance or non-observance

(8) To remedy or procure the remedying of all defects, directly or indirectly, attributable to the defective or faulty design or construction of the Demised Premises or the use of inadequate, defective or faulty materials or building practices in connection therewith howsoever and whensoever arising in, on or under the Demised Premises and to indemnify the Tenant against all damages, costs, expenses and fees incurred as a result of any such defects

(9) To procure that the owner, tenant or occupier of any building adjoining the Demised Premises contributes a due and fair proportion of the costs of repairing, maintaining, renewing and rebuilding the Party Structures and to make such contribution in the event that any such adjoining building is in the ownership of the Landlord

(10) To enforce or procure the enforcement of the covenant set out in clause 3 (and the Fourth Schedule) of a transfer of the Estate dated 24th March 1988 made between

      Foxholes Business Park Limited (1) S.T. Martin (London) Limited (2) Tarmac Properties Limited (3) and Bride Hall Developments Limited (4) at the request and for the benefit of the Tenant and to indemnify the Tenant in respect of all losses, damages, claims, proceedings, expenses and costs arising out of any breach or non-performance by the Landlord at any time of the covenants set out at clauses 4(f)(i) and (iii) of the said Transfer

                 THE FOURTH SCHEDULE hereinbefore referred to
                       Covenants by the Service Company

(1) To take a transfer of the Common Parts in consideration of the payment by the Service Company of One Pound ((pound)1)

(2) From and after the transfer to the Service Company of the Common Parts (but subject to the payment by the Tenant of the Service Charge)

      (a) to pay all rates, taxes, charges, duties, burdens, assessments, dues, outgoings and impositions whatsoever which shall be charged, rated, assessed or imposed upon or in respect of the Common Parts

      (b) so long as the Roadways are not maintainable at public expense to effect and maintain such insurance policy or policies as may be necessary to provide for cover against loss or damage to the Roadways or any part or parts thereof by any perils normally covered to the full cost of replacement plus adequate sums for professional fees and against third party and public liability

      (c) to effect and maintain such insurance policy or policies as may be necessary to provide for cover against loss or damage to the Pathways, the Parking Spaces and the Landscaped Areas or any part or parts thereof by any perils normally covered to the full cost of replacement plus adequate sums for professional fees and against third party and public liability

      (d) to keep the Roadways, the Pathways and the Parking Spaces in good repair and condition so long as they shall not be maintainable at public expense

      (e) to keep in good repair and condition the Service Media which is not publicly maintained or demised to any tenant or occupier on the Estate

      (f)   to keep in good repair and neat and tidy condition the Landscaped
            Areas

(3) Upon any lawful assignment of this Lease to enter into a deed of covenant with the assignee in the form of Clause 5 (and this Fourth Schedule) at the cost and expense of the Tenant

                      THE FIFTH SCHEDULE above referred to
                         Provisions as to Review of Rent

(1) In this Schedule, the following expressions shall have the meanings attributed to them as follows:-

"Review Date" means the 8th day of April, 1996, 2001, 2006 and 2011 but shall also be construed subject to the provisions of Paragraph 5 of this Schedule and the expression "Relevant Review Date" shall be construed accordingly

"Open Market Rent" means the yearly rent at which the Demised Premises might be expected to be let as a whole at the Relevant Review Date

      (a) for a term equal to the residue of the Term unexpired on the Relevant Review Date or fifteen years whichever shall be the longer as between a willing lessor and a willing lessee with vacant possession without payment of any fine or premium and having regard to the same terms provisions and conditions including the provisions for the review of rent set out in this Fifth Schedule but excluding the amount of rent payable as at the Relevant Review Date

      (b)   upon the suppositions (if not facts):-

            (i) that all parts of the Demised Premises are then ready fit and available for immediate use and occupation and could be immediately occupied whether by any willing lessee or underlessee and that the Tenant has complied with all its obligations imposed by these presents (but without prejudice to any rights or remedies of either party in regard thereto); and

            (ii) that if the Demised Premises or any part thereof or the means of access thereto or any Services Media enjoyed therewith shall have been destroyed or damaged or fallen into disrepair or restricted the same had before the Relevant Review Date been fully repaired and reinstated and are fully available to the Tenant; and

            (iii) that no works have been carried out to the Demised Premises by or on behalf of the Tenant or any undertenant or permitted occupier or their respective predecessors in title at any time which have diminished the rental value of the Demised Premises including without prejudice to the foregoing any diminution in floor area arising out of any underletting or permitted occupation

            (iv) all part of the Demised Premises comply with all relevant statutes and the user permitted by this Lease is lawful

      (c) but disregarding and taking no account of any effect on rent of:-

            (i) any goodwill attributable to the Demised Premises by reason of any trade or business carried on therein by the Tenant or any permitted undertenant or other lawful occupier; and

            (ii) any effect on rent of the fact that the Tenant or any permitted undertenant or other lawful occupier may have been in occupation of the Demised Premises; and

            (iii) any effect on rent of the fact that the Tenant or any permitted undertenant or other lawful occupier has carried out any works to the Demised Premises (to which the Landlord shall have given written consent if such consent is required pursuant to the terms hereunder) excluding all work carried out pursuant to an obligation to the Landlord or under statute; and

            (iv)  any Statutory Rent Restrictions (as hereinafter defined)

      (d) Provided always that the Open Market Rent shall be ascertained without making any discount reduction or allowance to reflect (or compensate the Tenant for the absence of) any rent free period or concessionary rent free period or contribution to fitting out works or other inducement which it might then be the practice in open market lettings for the Landlord to make so that such Open Market Rent shall be that which would be payable after the expiry of and without regard to any such rent free or concessionary rent period and after and without regard to the receipt of any such contribution or other inducement

"Surveyor" means an independent Chartered Surveyor (being conversant and experienced in the valuation and letting of premises within the area) appointed from time to time to determine the Open Market Rent pursuant to the provisions of this Schedule

"Statutory Rent Restrictions" means the restrictions imposed by any statute for the control of rent in force on a Review Date or on the date on which any increased rent is ascertained in accordance with this Schedule and any regulations or orders made thereunder which operate to impose any limitation whether in time or amount on the collection of an increase in the First Reserve Rent or any part thereof

(2) From and after each Review Date, the First Reserved Rent shall be whichever is the higher of:-

(i) the First Reserved Rent which was operative immediately before the Relevant Review Date or

(ii) the First Reserved Rent which but for the Statutory Rent Restrictions would have been operative immediately before the Relevant Review Date or

(iii) the Open Market Rent

(3)   Surveyor's decision

      (a) The Surveyor shall be agreed upon by the parties hereto or in the event of failure so to agree to be nominated by the President (or if he is unable to act the Vice-President) for the time being of The Royal Institution of Chartered Surveyors and who shall act and be deemed to act as an expert or as an arbitrator as the Landlord shall reasonably decide and who shall be required to agree to:-

            (i) afford the Landlord and the Tenant an opportunity to make written representations to him;

            (ii) afford the Landlord and the Tenant an opportunity to comment on any written representations received by him;

      (b) If the Landlord and the Tenant shall not have agreed on the amount of the Open Market Rent as aforesaid by the Relevant Review Date then at the election of either party made at any time thereafter the amount aforesaid shall be determined by the Surveyor and the determination of the Surveyor shall be binding on both the Landlord and the Tenant Provided always that if the Surveyor dies or is for any other reason unable to act before he shall give his determination the amount aforesaid shall be determined by another Surveyor ("the further Surveyor") and the provisions of this sub-clause (3) shall continue to apply mutatis mutandis to the further Surveyor until the amount aforesaid is determined;

      (c) The fees payable to the President or the Vice-President of The Royal Institution of Chartered Surveyors and to the Surveyor shall be borne and paid by the Landlord and the Tenant in such shares and in such manner as the Surveyor shall decided and failing such decision and subject thereto in equal shares;

(4) If the Open Market Rent has not been ascertained (by agreement or determination) by any Relevant Review Date in accordance with the provisions hereof the Tenant shall pay to the Landlord

      (a) for any interval between such Relevant Review Date and the Quarter Day immediately following the date when the Open Market Rent has been ascertained as aforesaid rent at the yearly rate payable for the period immediately preceding such Relevant Review Date and

      (b) upon the amount of the First Reserved Rent actually payable from such Relevant Review Date (having been ascertained in accordance with this Fifth Schedule) the difference (if any) between the First Reserved Rent payable immediately before the Relevant Review Date and the new First Reserved Rent as determined in accordance with this Lease for the period commencing on the Relevant Review Date and ending on the Quarter Day immediately following such ascertainment shall be paid by the Tenant to the Landlord together with interest thereon at four per cent below the Prescribed Rate from the Relevant Review Date to the date of payment

(5)   Statutory restrictions

      If at any Relevant Review Date the Landlord shall be obliged legally or otherwise to comply with any Act of Parliament dealing with the control of rent and which shall restrict or modify the Landlord's right to revise the First Reserved Rent in accordance with the terms of these presents or which shall restrict the right of the Landlord to demand or accept payment of the full amount of the First Reserved Rent for the time being payable under these presents then the Landlord shall on each occasion that any such enactment is removed relaxed or modified be entitled on giving not less than three months' notice in writing to the Tenant expiring after the date of each such removal, relaxation or modification to introduce an intermediate review date (hereinafter called "the Intermediate Review Date") which shall be the date of expiration of such notice and the rent payable hereunder from an Intermediate Review Date (whichever shall first occur) shall be determined in like manner as the rent payable from each Relevant Date of Review as hereinbefore provided.

(6)   Memorandum

      As soon as the amount of First Reserved Rent payable after a Relevant Review Date has been agreed or determined in accordance with the terms hereof (and if required by the Landlord so to do) the parties hereto (including any guarantor) will at their own expense forthwith sign a memorandum thereof endorsed on the Lease and the Counterpart thereof specifying the yearly amount of the said reviewed rent and all stamp duties (if any) payable in respect thereof shall be borne and paid by the Tenant

                      THE SIXTH SCHEDULE above referred to
               Provisos Agreements and Declarations given pursuant
                  to and incorporated in this Lease by Clause 6
                                  of this Lease

(1) This Lease is made on the express condition that if and whenever the rents hereby reserved or made payable or any part thereof shall be in arrear and unpaid for twenty-one days next after the same shall become due (whether legally demanded or not) or if and whenever there shall be a breach or non-performance or non-observance of any of the covenants or agreements on the part of the Tenant or conditions herein contained or if the Tenant being a company shall go into liquidation (other than a voluntary liquidation for the purpose or amalgamation or reconstruction) or have a winding-up order made against it or shall enter into a composition with its creditors or have a receiving order made against it or being an individual be adjudicated as bankrupt or if the Tenant shall suffer any distress or execution to be levied on the Demised Premises or the contents thereof or shall take the benefit of any Act for the relief of debtors then and in any such case the Landlord or its agents may forthwith (or at any time thereafter) notwithstanding the waiver or implied waiver of any previous right of re-entry arising under this Lease at the expiry of 7 days' notice of the alleged default re-enter upon the Demised Premises or any part thereof in the name of the whole whereupon the Term shall absolutely determine but without prejudice to any rights or remedies which may have then accrued to the Landlord In respect of arrears of rent or other subsisting breach or any condition or covenant or agreement on the part of the Tenant herein contained

(2) If the Tenant shall become subject to the Bankruptcy Laws or (in the case of a company) a meeting to pass a resolution to go into liquidation (otherwise than merely for the purpose of amalgamation or reconstruction) shall be convened or if any process or execution shall be issued against the Tenant any outstanding rent shall be immediately paid and the Landlord may distrain for the same and no effects of the Tenant shall thereafter be removed from the Demised Premises (save in the course of lawful execution) but the Landlord may detain such effects to enable him to distrain the same

(3) All notices to be given hereunder shall be in writing and the provisions as to service of notices contained in Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall be deemed to be incorporated herein and apply to the service of all notices hereby or by statute authorized to be served

(4) In the event of the Demised Premises or the Estate or any part thereof at any time during the Term being damaged or destroyed by any of the Insured Risks so as to render the Demised Premises or any part thereof unfit for occupation and use then (save to the extent that the policy or policies of insurance for the time being in force shall have been vitiated or the payment of the policy monies withheld or refused due to any act negligent or default of the Tenant or the servants, agents, licensees or invitees of the Tenant) the First Reserved Rent and the sums payable under paragraph 1 of the Seventh Schedule hereto or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the earlier of (i) the expiration of three years from the occurrence of such damage or (ii) the date when the Demised Premises shall again be rendered fit for use and occupation and any dispute as to the proportion or period of such suspension shall be referred to a single arbitrator to be agreed by the parties or failing agreement nominated by the President (or Chief Officer or Acting Chief Officer) for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Acts 1950 and 1979 or any statutory modification or re-enactment thereof for the time being in force

(5) To the extent permitted by statute the Landlord shall not be responsible to the Tenant or his servants or visitors (a) for any injury death damage destruction or financial or consequential loss whether to person, property or gods due directly or indirectly to the act or default of any other permitted occupier for the time being of the Estate or (b) arising by reason of the defective working accidental stoppage leakage or breakage of any pipes, appliances, apparatus, machinery in or connected with or used for the purpose of the Estate or any part thereof

(6) If any rents or other sums payable by the Tenant to the Landlord under this Lease shall not be paid to the Landlord within fourteen days of the same being due and having been demanded the Tenant shall pay to the Landlord with any such sums (but without prejudice to all or any rights or remedies of the Landlord hereunder) interest thereon at the Prescribed Rate calculated on a day-to-day basis from the date the same became due and payable down to the date of payment or reimbursement by the Tenant and the aggregate amount for the time being so payable shall at the option of the Landlord be recoverable by action as rent in arrear

(7) That no demand for or acceptance or receipt of any part of the First Reserved Rent or any payment on account thereof or of any other rents shall operate as a waiver by the Landlord of any right which the Landlord may have to forfeit this Lease by reason of any breach of covenant by the Tenant notwithstanding that the Landlord may know or be deemed to know of such demand acceptance or receipt and the Tenant shall not in any proceedings for forfeiture be entitled to rely on any such demand receipt or acceptance as aforesaid as a defense

(8) Without prejudice to and so that the Landlord shall not derogate from or restrict in any way the effect of its covenant given in paragraph 6 of the Third Schedule each of the Tenant's covenants herein contained shall remain in full force both at law and in equity notwithstanding that the Landlord shall have waived or released temporarily or permanently revocably or irrevocably or otherwise howsoever a similar covenant or similar covenants affecting other premises adjoining or near the Demised Premises for the time being belonging to the Landlord

(9) Any dispute arising between the Tenant and tenants or occupiers of adjoining or neighboring property belonging to the Landlord about any easement right or privilege in favor of or affecting the Demised Premises or the premises adjoining or near the Demised Premises shall be decided by an independent Chartered Surveyor appointed by the Landlord (whose decision shall in the absence of manifest error be binding upon the Tenant who shall submit to and abide by such decision)

(10)  (a)   The Tenant may determine this Lease on the expiry of the fifth year of the Term ("the Determination Date") by giving to the Landlord not more than eighteen calendar months nor less than twelve calendar months (time to be of the essence) prior written notice of such desire whereupon if the Tenant shall have paid all rent up to the Determination Date (and complied with the requirement to pay the Determination Sum in accordance with sub- paragraph (c) below) this Lease shall cease and be void on such date but without prejudice to the rights and remedies of the Landlord or the Tenant in respect of any antecedent claim or breach of covenant and without prejudice to sub-paragraphs (c) and (d) below

      (b) In this Clause 10 "the Determination Sum" shall mean the amount equal to the First Reserved Rent payable during the twelve month period immediately prior to the Determination Date

      (c) In the event that the Tenant shall serve on the Landlord a notice to determine the Lease pursuant to sub-paragraph (a) above the Tenant shall pay to the Landlord the Determination Sum as calculated by the Landlord on the Determination Date

      (d) Should this Lease be determined in accordance with this Clause 10 and the Landlord shall relet the Demised Premises within the period of twelve months from the Determination Date ("Determination Period") the Landlord shall return to the Tenant a proportion of the Determination Sum calculated on the following basis:-

            Amount returned = Determination Sum x B
                              ---------------------
                                       365

            Where B is the number of days from the date upon which the demised premises shall be relet (meaning any lease license or other arrangement permitting occupation or use of the Demised Premises or any part thereof whether income producing or not) until the expiration of the Determination Period

(11) Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the Demised Premises or any part thereof any compensation of any kind under the Landlord and Tenant Act 1954

                     THE SEVENTH SCHEDULE above referred to
                     Covenants by the Tenant given pursuant
                      to and incorporated in this Lease by
                             Clause 3 of this Lease

(1) To pay to the Landlord or to the Service Company as the case may be annually and proportionately for any less period than a year a Service Charge (hereinafter called "the Service Charge") being such proportion of the Service Expenditure as bears to the whole thereof the same proportion as the Relevant Area of the Demised Premises bears to the total Relevant Area of the Estate Subject to the terms and provisions set out in this Schedule

(2) The amount of the Service Expenditure shall be ascertained and certified by the Accountant annually and so soon after the end of the Financial Year as may be practicable and shall relate to such year

(3) A copy of the Certificate for the Relevant Financial Year shall be supplied by the Landlord or the Service Company to the Tenant without charge

(4) The Certificate shall contain a fair summary of the Service Expenditure and shall specify a sum as the amount of the Service Charge (due credit being given for any interim payments made by the Tenant) AND the Certificate shall be conclusive and binding on the Landlord the Service Company and the Tenant as regards all matters of fact contained specified or certified therein save in the case of manifest error

(5) The expression "Service Expenditure" shall be deemed to include not only Service Expenditure actually disbursed incurred or made by the Landlord and the Service Company during the Relevant Financial Year but also such sum or sums on account of any other items of Service Expenditure whether of a unique or of a periodically recurring nature and whether recurring by regular or irregular periods and whenever disbursed incurred or made and whether before or after the Relevant Financial Year as the Accountant may in his or her absolute discretion (which discretion shall not be exercised capriciously) consider it reasonable to include (whether by way of amortization of costs expenses and outgoings already incurred or by way of provision for anticipated future costs expenses and outgoings or otherwise) in the amount of the Service Expenditure for the Relevant Financial Year

(6) The Tenant shall on each of the Quarter Days falling within each Financial Year pay to the Landlord or the Service Company payable for such Financial Year in respect of the Demised Premises such sum (if any) as the Landlord or the Service Company or its agents shall from time to time specify in its or their discretion to be a fair and reasonable interim payment the first such payment being a due proportion of such interim payment in respect of the period from the date hereof to the Quarter Day next following to be made within fourteen days of such date

(7) As soon as practicable after the signature of the Certificate the Landlord or the Service Company shall furnish the same to the Tenant and upon the furnishing of such Certificate there shall be paid by the Tenant to the Landlord or the Service Company the Service Charge payable as aforesaid or any balance thereof shown to be payable or credit shall be given by the Landlord or the Service Company to the Tenant for any amount which may have been overpaid by the Tenant by way of interim payment as the case may require

(8)   Provided Always and notwithstanding anything herein contained:

      (a) if and insofar as any monies received by the Landlord or the Service Company during any Financial Year by way of Service Charge are not actually expended by the Landlord or the Service Company during that Financial Year on Service Expenditure the Landlord or the Service Company shall hold those moneys on trust to expend them in subsequent Financial Years on Service Expenditure and subject thereto on trust for the Tenants absolutely

      (b) during such times as the said costs expenses and outgoings shall have been incurred in respect of any part only of the Estate or for part only of a Financial Year then the Service Expenditure shall be calculated by reference to such notional expenditure for the whole of the Estate for the whole of the Financial Year as shall be certified by the Accountant to be fair and proper having regard to the actual costs expenses and outgoings incurred in providing all or any of the services herein described to a part only of the Estate or for part only of a Financial Year as the case may be

                     THE EIGHTH SCHEDULE above referred to:
                    Regulations to be observed by the Tenant

(1) Not to park vehicles on or otherwise obstruct the Roadways or the Landscaped Areas of the Estate nor to use the same in such a manner as will cause inconvenience to the owners or occupiers for the time being of the Estate

(2) Not to use or permit to be used any part of the Demised Premises for the parking of motor vehicles other than the part of the Demised Premises designated for such purpose on the plan and on the Parking Spaces and not to permit to be loaded or unloaded any vehicles except within the boundaries of the Demised Premises and the Forecourt

                                       (EXECUTED as a Deed by affixing
                                       (THE COMMON SEAL of BIOTAGE
                                       (UK LIMITED in the presence
                                       (of:-

                                       (Director   /s/ C.H. Donovan

                                       (Secretary